UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 7, 2008
(Date of earliest event reported)
OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

1129 N. McDowell Blvd.
Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)
(707) 782-0792

(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 7, 2008, Oculus Innovative Sciences, Inc. issued a press release announcing financial results for its third fiscal quarter ended December 31, 2007. The full text of the press release is furnished as Exhibit 99.1.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	99.1	Press release issued by Oculus Innovative Sciences, Inc. dated February 7, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008	OCULUS INNOVATIVE SCIENCES, INC.
	By:	/s/ Robert Miller
	Name:	Robert Miller
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Oculus Innovative Sciences, Inc. dated February 7, 2008.